UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest reported event):  March 26, 2010

BPW ACQUISITION CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33979	26-1259837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

750 Washington Boulevard, Stamford, Connecticut 06901
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 653-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑       Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

☑       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events.

As previously disclosed, on March 22, 2010, an affiliated group of hedge funds holding outstanding warrants (the “BPW Warrants”) to purchase shares of common stock of BPW Acquisition Corp. (“BPW”) filed an action captioned Pentwater Growth Fund, Ltd., et al. v. BPW Acquisition Corp., et al., C.A. No. 5367-VCS, in the Court of Chancery of the State of Delaware against BPW and The Talbots, Inc. (“Talbots”). The complaint alleges that BPW has breached the Warrant Agreement, dated as of February 26, 2008, by and between the Company and Mellon Investor Services, LLC, related to the BPW Warrants (the “Warrant Agreement”) and its implied covenant of good faith and fair dealing by proposing certain amendments to the Warrant Agreement. Specifically, the complaint challenges amendments proposed in the preliminary proxy statement filed by BPW with the Securities and Exchange Commission on March 16, 2010 (the “Consent Solicitation”).  On March 23, 2010, plaintiffs filed a motion for a temporary restraining order (“TRO”) seeking preliminary relief commensurate with their requested injunction. On March 26, 2010, the Court denied plaintiffs’ motion for a TRO.  Ruling at the conclusion of the hearing on the motion, the Court found that none of the requirements for a TRO had been met: (1) that plaintiffs had not identified colorable claims; (2) that plaintiffs had identified no imminent, irreparable harm; and (3) that the balance of the equities tilted against any relief at this time.

The foregoing descriptions regarding the complaint and motion for a TRO are only summaries of such complaint and motion and are qualified in their entirety by reference to such complaint and motion, which are included herewith as Exhibit 99.1 and Exhibit 99.2, respectively to this Form 8-K and are incorporated herein by reference.

On March 26, 2010, BPW issued the press release attached as Exhibit 99.3 to this Form 8-K.

Forward-looking Information

The foregoing contains forward-looking information. This forward-looking information may be identified by such forward-looking terminology as “expect,” “anticipate,” “will,” or similar statements or variations of such terms. Among other forward-looking information, the statements above relating to the outcome of litigation constitute forward-looking statements. All of our forward-looking statements are as of the date of this Form 8-K only, and except as may be required by law or SEC rule or requirement, BPW does not undertake to update or revise any forward-looking statements to reflect actual results, changes in assumptions, estimates or projections, or other circumstances occurring after the date hereof. Any public statements or disclosures by BPW following this Form 8-K which modify or impact any of the forward-looking statements contained in or accompanying this Form 8-K will be deemed to modify or supersede such statements in or accompanying this Form 8-K.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote, consent or approval. BPW has filed a preliminary proxy statement on Schedule 14A with the SEC on March 16, 2010 in connection with the solicitation of consents in respect of outstanding warrants to purchase shares of BPW common stock (the “Preliminary Proxy Statement”). BPW expects to file a definitive proxy statement on Schedule 14A with the SEC in connection with the solicitation of consents in respect of outstanding warrants to purchase shares of BPW common stock and may file other solicitation material in connection therewith (the “Definitive Proxy Statement”). Investors and security holders are urged to read the Preliminary Proxy Statement and the Definitive Proxy Statement and other relevant documents filed with the SEC when available carefully because they will contain important information. In addition, Talbots has filed with the SEC, and the SEC has declared effective, a Registration Statement on Form S-4 containing a Prospectus/Proxy Statement/Information Statement regarding the proposed merger transaction between Talbots and BPW. The final Prospectus/Proxy Statement/Information Statement regarding the proposed merger transaction has been mailed to stockholders of Talbots and BPW. Talbots has also filed with the SEC, and the SEC has declared effective, a Registration Statement on Form S-4 containing a Prospectus/Offer to Exchange and other documents, as required, in connection with the warrant exchange offer. The Prospectus/Offer to Exchange and related offer documents have been mailed to warrantholders of BPW. Investors and security holders are urged to read the Prospectus/Proxy Statement/Information Statement, the Prospectus/Offer to Exchange, any amendments or supplements thereto and any other relevant documents filed with the SEC when available carefully because they contain important information. Investors and security holders will be able to obtain free copies of the Preliminary Proxy Statement, Registration Statements, the final Prospectus/Proxy Statement/Information Statement, the Prospectus/Offer to Exchange, any amendments or supplements thereto and other documents filed with the SEC by Talbots and BPW through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Registration Statements, the final Prospectus/Proxy Statement/Information Statement, the Prospectus/Offer to Exchange, and any amendments or supplements thereto when they become available from Talbots by requesting them in writing at Investor Relations Department, One Talbots Drive, Hingham, MA 02043, or by telephone at (781) 741-4500. The documents filed by BPW, including the Preliminary Proxy Statement and any amendments or supplements thereto, may also be obtained by requesting them in writing to Doug McGovern at BPW Acquisition Corp., 767 Fifth Avenue, 5th Floor, NY, NY 10153, or by telephone at (212) 287-3200.

BPW and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the security holders of BPW in connection with the proposed transactions. You can find information regarding BPW’s directors and executive officers in BPW’s Annual Report on Form 10-K for its fiscal year ended December 31, 2009, which was filed with the SEC on March 16, 2010. This document can be obtained free of charge from the sources indicated above. Investors and security holders may obtain additional information regarding the interests of such participants by reading the Preliminary Proxy Statement, final Prospectus/Proxy Statement/Information Statement and the Prospectus/Offer to Exchange, in each case as amended or supplemented.

Item 9.01        Financial Statements and Exhibits.

(d)               Exhibits

Exhibit Number	Exhibit Title
99.1

Pentwater Growth Fund, Ltd., et al. v. BPW Acquisition Corp., et al. Complaint, filed in the Court of Chancery of the State of Delaware on March 22, 2010 (incorporated by reference herein to the current report on Form 8-K filed by The Talbots, Inc. on March 26, 2010)

99.2

Pentwater Growth Fund, Ltd., et al. v. BPW Acquisition Corp., et al. Motion for a Temporary Restraining Order, filed in the Court of Chancery of the State of Delaware on March 23, 2010 (incorporated by reference herein to the current report on Form 8-K filed by The Talbots, Inc. on March 26, 2010)

99.3	Press Release, dated as of March 26, 2010.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BPW ACQUISITION CORP.

Date: March 26, 2010	By:	/s/ Gary S. Barancik
	Name:	Gary S. Barancik
	Title:	Chief Executive Officer

Exhibit Index

Exhibit Number	Exhibit Title
99.1

Pentwater Growth Fund, Ltd., et al. v. BPW Acquisition Corp., et al. Complaint, filed in the Court of Chancery of the State of Delaware on March 22, 2010 (incorporated by reference herein to the current report on Form 8-K filed by The Talbots, Inc. on March 26, 2010)

99.2

Pentwater Growth Fund, Ltd., et al. v. BPW Acquisition Corp., et al. Motion for a Temporary Restraining Order, filed in the Court of Chancery of the State of Delaware on March 23, 2010 (incorporated by reference herein to the current report on Form 8-K filed by The Talbots, Inc. on March 26, 2010)

99.3	Press Release, dated as of March 26, 2010.